NET LOSS PER SHARE	9 Months Ended
Sep. 30, 2023
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
NET LOSS PER SHARE

NOTE 12 – NET LOSS PER SHARE

The following table sets forth the computation of the basic and diluted net loss per share (in thousands except share and per share data):

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Numerator:
Net income(loss)	$2,893	$(2,092)	$(6,814)	$(8,685)
Denominator
Weighted-average shares of common stock outstanding used to compute net loss per share, basic and diluted	15,429,359	15,424,359	15,427,137	8,950,608
Net income(loss) per share, basic and diluted	$0.19	$(0.14)	$(0.44)	$(0.97)

The Company’s potentially dilutive securities have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. Therefore, the weighted-average number of shares of common stock outstanding used to calculate both basic and diluted net loss per share is the same.